UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2016
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.

Nu Skin Enterprises, Inc. (the "Company") has reached a resolution with the U.S. Securities and Exchange Commission (the "SEC"), which fully resolves the Company's previously disclosed SEC investigation in its entirety. Pursuant to the settlement, the SEC found that the Company's books and records and internal controls related to a charitable contribution in China in 2013 were insufficient, and the Company agreed to pay $765,688 to the SEC. In agreeing to the settlement, the Company neither admitted nor denied the SEC's findings.

Based in part on the success of recent product introductions and favorable currency trends, the Company currently anticipates delivering third-quarter revenue at the high end of, or slightly above, its previous guidance of $560 to $580 million.

The information furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Please Note: This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that represent the company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, projections regarding revenue.  In some cases, you can identify these statements by forward-looking words such as "anticipate," "trend," "believe," "expect," "intend," "will," "would," "could," "may," "might," the negative of these words and other similar words.
The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:
•	any failure of current or planned initiatives or products to generate interest among our sales force and customers and generate sponsoring and selling activities on a sustained basis;
•	risk of foreign currency fluctuations and the currency translation impact on the company's business associated with these fluctuations;
•
risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support our planned initiatives or launch strategies, and increased risk of inventory write-offs if we over-forecast demand for a product or change our planned initiatives or launch strategies;

•	adverse publicity related to the company's business, products, industry or any legal actions or complaints by the company's sales force or others;
•	unpredictable economic conditions and events globally; and
•	continued competitive pressures in the company's markets.
The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statements set forth the company's beliefs as of the date that such information was first provided, and the company assumes no duty to update the forward-looking statements contained in this report to reflect any change except as required by law.

                        NU SKIN ENTERPRISES, INC.
                        (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  September 20, 2016